                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2007
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                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
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(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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         On November 2, 2007, Beneficial Mutual Bancorp, Inc. (the "Company"), the holding company for Beneficial Bank, issued a press release announcing its financial results for the quarter ended September 30, 2007. For more information, reference is made to the Company's press release dated November 2, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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        (d)   Exhibits

              Number         Description
              ------         -----------

              99.1           Press Release dated November 2, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BENEFICIAL MUTUAL BANCORP, INC.


Date:  November 2, 2007         By: /s/ Joseph F. Conners
                                    --------------------------------------------
                                    Joseph F. Conners
                                    Executive Vice President and Chief Financial
                                     Officer